Going Concern	12 Months Ended
Sep. 30, 2012
Going Concern
Going Concern

NOTE – 16	GOING CONCERN

The Company has suffered recurring losses from operations and has a negative working capital. In addition, the Company has yet to generate an internal net cash flow from its business operations. These factors raise substantial doubt as to the ability of the Company to continue as a going concern.

Management’s plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow. Additionally, the Company must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.